January 27, 1995




Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street
Washington, DC  20549

Re:  Modine Manufacturing Company
     Your File No. 1-1373
     Form 8-K dated January 23, 1995

Gentlemen:

Transmitted herewith is the above-referenced Report.

An additional complete copy of the Report is being transmitted for filing to the National Association of Securities Dealers, Inc. where our Company's common stock is listed.

Very truly yours,




DEAN R. ZAKOS
Associate General Counsel
and Assistant Secretary

Enclosures

DRZ:ms

CC:  National Association of
       Securities Dealers, Inc.
     1735 K Street, N.W.
     Washington, DC 20006
     Attn: Market Listing Qualifications
     (Form 8-K)
(Page>

                  SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549


                            FORM 8-K

                         CURRENT REPORT



 Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                             of 1934



Date of Report (Date of earliest event reported):  January 18, 1995


                  MODINE MANUFACTURING COMPANY
- ------------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


      WISCONSIN                1-1373                  39-0482000
- -------------------         -------------       ------------------------
   (State or other          (Commission            (I.R.S. Employer
   jurisdiction of          File Number)          Identification No.)
    incorporation)


1500 DEKOVEN AVENUE, RACINE, WISCONSIN                   53403
- -------------------------------------------      -----------------------
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code:      (414) 636-1200
                                                        ----------------


                         NOT APPLICABLE
- ------------------------------------------------------------------------
     Former name or former address, if changed since last report.)



           An Exhibit Index appears on Page 2 herein.

Item 5.   Other Events.
          ------------

     On January 18, 1995, the Board of Directors of Modine Manufacturing Company authorized the amendment of the Rights Agreement (regarding certain Preferred Share Purchase Rights authorized as of October 15, 1986) by extending the Final Expiration Date of the Rights from October 27, 1996 to October 27, 2006. In addition, the Rights Agent, The First National Bank of Chicago, is now known as First Chicago Trust Company of New York.

     A copy of the news release announcing authorization of the amendment to the Rights Agreement is filed as Exhibit 20 to this Report.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits.
          --------

     Reference Number
     per Item 601 of
     Regulation S-K                                              Page
     ----------------                                            ----

          1              Not applicable.

          2              Not applicable.

          4              Rights Agreement dated as of
                         October 16, 1986 between the
                         Registrant and First Chicago
                         Trust Company of New York
                         [formerly the First National
                         Bank of Chicago] (Rights
                         Agent) (filed by reference to
                         the Exhibit contained in the
                         Registrant's Annual Report on
                         Form 10-K for the fiscal year
                         ended March 31, 1992).

         *4(a)           Amendment Number 1 to Rights
                         Agreement dated as of
                         January 18, 1995 between the
                         Registrant and First Chicago
                         Trust Company of New York
                         (Rights Agent).

         *4(b)           Amendment Number 2 to Rights
                         Agreement dated as of
                         January 18, 1995 between the
                         Registrant and First Chicago
                         Trust Company of New York
                         (Rights Agent).

                         Note:  The amount of long-term
                         ----
                         debt authorized under any
                         instrument defining the rights

     Reference Number
     per Item 601 of
     Regulation S-K                                              Page
     ----------------                                            ----

                         of holders of long-term debt
                         of the Registrant, other than
                         as noted above, does not
                         exceed ten percent of the
                         total assets of the Registrant
                         and its subsidiaries on a
                         consolidated basis.
                         Therefore, no such instruments
                         are required to be filed as
                         exhibits to this Form 8-K.
                         The Registrant agrees to
                         furnish copies of such
                         instruments to the Commission
                         upon request.

         16              Not applicable.

         17              Not applicable.

        *20              News Release of Modine
                         Manufacturing Company dated
                         January 18, 1995.

         23              Not applicable.

         24              Not applicable.

         27              Not applicable.

         99              Not applicable.

* Filed herewith.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 23, 1995.

                              MODINE MANUFACTURING COMPANY


                              By: R. T. SAVAGE
                                  ____________________________
                                   R. T. Savage, President and
                                   Chief Executive Officer


                              By: W. E. PAVLICK
                                  ____________________________
                                   W. E. Pavlick, Senior Vice
                                     President, General Counsel,
                                     and Secretary

                  MODINE MANUFACTURING COMPANY

                               AND

               THE FIRST NATIONAL BANK OF CHICAGO

                          Rights Agent

                       Amendment Number 1
                       ------------------

                               to

                        Rights Agreement

                  Dated as of October 15, 1986

                        RIGHTS AGREEMENT
                       ------------------
                       Amendment Number 1
                       ------------------


     This Amendment, when executed, shall constitute a valid and binding amendment to that certain Rights Agreement dated as of October 15, 1986 by and between Modine Manufacturing Company, a Wisconsin corporation (the "Company"), and The First National Bank of Chicago, a national banking association (the "Rights Agent").

                            Recitals

     A. The Rights Agreement provides that the Company and the Rights Agent may supplement or amend the Rights Agreement from time to time.

     B. The Rights Agent has consolidated all of its shareholder services, including the services contemplated by the Rights Agreement, in one business unit known as "First Chicago Trust Company of New York."

     C. The Company and the Rights Agent desire to amend the Rights Agreement in accordance with the terms of this Amendment.

                            Agreement


     1. In consideration of the Recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Rights Agent agree, pursuant to the provisions set forth in the Rights Agreement, to amend the Rights Agreement as follows:

     2. The Rights Agreement is amended by substituting, where applicable, "First Chicago Trust Company of New York" in place of "The First National Bank of Chicago" as the Rights Agent.

     3.  This Amendment shall be effective as of January 18, 1995.

     4. The Company and the Rights Agent agree that all other terms, provisions, covenants, or restrictions of the Rights Agreement, to the extent not inconsistent with this Amendment, shall remain unchanged and in full force and effect.

     5. Capitalized terms which are not defined in this Amendment have the meanings given such terms in the Rights Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and their respective corporate seals to be hereunto affixed and attested, as of the effective date hereof.

(SEAL)
                              MODINE MANUFACTURING COMPANY

Attest:

By W. E. PAVLICK              By R. T. SAVAGE
  ----------------------         _________________________
   Title:  Secretary             Title:  President and
                                         Chief Executive
                                         Officer
(SEAL)
                              FIRST CHICAGO TRUST COMPANY OF
                              NEW YORK

Attest:

By s/M. Phalen                By s/L. Woods
   ____________________          ______________________
   Title:Vice President          Title:Vice President

                  MODINE MANUFACTURING COMPANY

                               AND

             FIRST CHICAGO TRUST COMPANY OF NEW YORK

                          Rights Agent

                       Amendment Number 2
                       ------------------

                               to

                        Rights Agreement

                  Dated as of October 15, 1986

                        RIGHTS AGREEMENT
                        ----------------
                       Amendment Number 2
                       ------------------


     This Amendment, when executed, shall constitute a valid and binding amendment to that certain Rights Agreement dated as of October 15, 1986 by and between Modine Manufacturing Company, a Wisconsin corporation (the "Company"), and First Chicago Trust Company of New York (the "Rights Agent").

                            Recitals

     A. The Rights Agreement provides that the Company and the Rights Agent may supplement or amend the Rights Agreement for the purpose of, among other things, extending the Final Expiration
Date of the Rights.

     B The Company and the Rights Agent desire to amend the Rights Agreement in accordance with the terms of this Amendment.

                            Agreement


     1. In consideration of the Recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Rights Agent agree, pursuant to the provision set forth in Section 26 of the Rights Agreement, to amend the Rights Agreement as follows:

     2. Section 7(a)(i)of the Rights Agreement is amended by substituting the following:

          (i) the close of business on October 27, 2006
          (the "Final Expiration Date"), . . . ,

     3. This Amendment shall be effective as of January 18, 1995.

     4. The Company and the Rights Agent agree that all other terms, provisions, covenants, or restrictions of the Rights
Agreement, to the extent not inconsistent with this Amendment, shall remain unchanged and in full force and effect.

     5. Capitalized terms which are not defined in this Amendment have the meanings given such terms in the Rights
Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and their respective corporate seals to be hereunto affixed and attested, as of the effective date hereof.

(SEAL)
                              MODINE MANUFACTURING COMPANY

Attest:

By W. E. PAVLICK              By R. T. SAVAGE
   ____________________          _________________________
   Title:  Secretary             Title:  President and
                                         Chief Executive
                                         Officer

(SEAL)
                              FIRST CHICAGO TRUST COMPANY OF
                              NEW YORK

Attest:

By s/M. Phalen                By s/L. Woods
   ____________________          ______________________
   Title:Vice President          Title:Vice President

                                             NEWS RELEASE

MODINE BOARD
AMENDS RIGHTS AGREEMENT,
DECLARES DIVIDEND

     RACINE, Wis., Jan 18, 1995 -- At its regular meeting today, the Modine Manufacturing Company Board of Directors amended an earlier shareholder rights agreement and declared a quarterly dividend.

     The board amended a shareholder rights agreement that was initiated in 1986 by extending the final expiration date of the rights from Oct. 27, 1996, to Oct. 27, 2006. The type of agreement is commonly termed a "poison pill" defense for hostile takeovers.

     The directors also declared a regular quarterly dividend of 13 cents per share, payable March 9 to shareholders of record
Feb. 27, 1995. Modine has paid quarterly cash dividends continually since 1959.